Investor presentation September 20, 2012 CONFIDENTIAL Crescent Financial Bancshares, Inc

Forward looking statement Statements in this presentation relating to plans, strategies, economic performance and trends, projections of results of specific, acquisitions, activities or investments, expectations or beliefs about future events or results, and other statements that are not descriptions of historical facts, may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, risk factors discussed in the Company’s Annual Report on Form 10-K and in other documents filed by the Company with the Securities and Exchange Commission from time to time. Factors that could influence the accuracy of such forward-looking statements include, but are not limited to pressures on the earnings, capital and liquidity of financial institutions in general, resulting from current and future conditions in the credit and equity markets, the financial success or changing strategies of the Company’s customers, actions of government regulators, the level of market interest rates, changes in general economic conditions and the real estate values in our banking market (particularly changes that affect our loan portfolio, the abilities of our borrowers to repay their loans, and the values of loan collateral). In addition, in connection with the Company’s completed and pending acquisitions, the Company may (i) incur greater than expected costs or difficulties related to the integration of acquired companies, (ii) not realize the expected cost savings or synergies, and/or (iii) experience deposit attrition, customer or revenue loss with respect to an acquired company. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance or achievements. The Company has no obligations, and does not intend to update any forward-looking statements. Important Information about this Presentation This presentation includes certain unaudited pro forma information giving effect to Crescent Financial Bancshares, Inc.’s pending acquisition of VantageSouth Bank. The pro forma information included herein is intended to be illustrative only and not necessarily indicative of the financial results of Crescent following the closing. Piedmont Community Bank Holdings, Inc. owns 87.6% and 100%, respectively of Crescent Financial Bancshares, Inc. and VantageSouth Bank. Crescent’s acquisition of VantageSouth is expected to close in November 2012.

Our vision: building a very profitable $5 Bn+ community bank Best platform I-85 growth corridor has one of the best long-term demographic stories in the US Timely, well-priced market entry Experienced management team Disciplined underwriting paired with local knowledge Sophisticated risk management Excellent regulatory relationships Best customers with best products Businesses, business owners and professionals “Sticky” products that drive fee revenue Best markets

Build a highly-profitable, $5+ billion franchise with the following characteristics: Consistently conservative credit culture Diversified loan portfolio Strong core deposit franchise Deep local market presence Superior process and people with competitive products Efficient operations, rigorous risk management and superior customer service The bank of choice for businesses, business owners, and professionals Our vision: create an enduring community banking franchise Pro Forma Branch Footprint Pro Forma Financial Highlights (6/30/12) (1) Assets: $1.1 billion Gross Loans: $704 million Deposits: $867 million Tangible Common Equity: $117 million Tier 1 Leverage Ratio: 11.6% Classified Asset Ratio: 37.6% Total Branches: 20 Footnote 1: Pro forma to combine Crescent and VantageSouth.

Experienced management team has created a $1.1 Bn bank in strong NC markets

Adam Abram
Chairman
- Chairman of Franklin Holdings and CEO of James River Group (regulated insurance business)
- 30 years experience

Scott Custer
Chief Executive Officer
- Former CEO, RBC Bank
- Former President, RBC Centura
- Completed 25 acquisitions
- 31 years experience

The Crescent and VantageSouth teams average over 20 years relevant experience

Lee Roberts
Chief Operating Officer, Chief Risk Officer
- 17 years experience, primarily with Morgan Stanley

Steve Jones
Bank President
- 19 years experience, primarily with RBC Bank

Terry Earley, CPA
Chief Financial Officer
- 30 years experience, primarily with RBC Bank

Feb. 2010: Acquired 62% of VantageSouth Bank

Oct. 2010: Successful VantageSouth Bank safety & soundness exam

Apr. 2011: Acquired Community Bank of Rowan from parent

Nov. / Dec. 2011: Acquired 88% of Crescent Financial (CRFN)

Feb. 2012: Merged VantageSouth Bank and Community Bank of Rowan; Piedmont owns 100% of surviving VantageSouth Bank

Apr. 2012: Successful Crescent safety & soundness exam

Jul. 2012: Filed application to merge VantageSouth and Crescent State Bank

Sep. 2012: Filed VantageSouth Bank – CRFN definitive proxy statement

Nov. 2012: Target close date for VantageSouth Bank - Crescent merger

4

Our track record: the Piedmont story Crescent is led by an experienced group of bankers dedicated to establishing a financially strong, conservatively operated community banking organization in the Carolinas We have rapidly strengthened three community banks Acquired control of VantageSouth, Rowan, and Crescent Deliberate improvement under Piedmont; result: improved regulatory standing of VantageSouth, Rowan and Crescent We are building a sustainable model for community banking and creating shareholder value We immediately improve capital ratios We quickly address classified assets through dispositions, charge-offs, and restructurings We put earnings on a path to sustainable growth * Rowan as of 12/31/11 prior to merger into VantageSouth Tier 1 Leverage Ratio Pre-Piedmont 6/30/2012 VantageSouth 6.29% 9.41% Rowan * 6.83% 9.72% Crescent Financial 7.11% 12.36% Classified Asset Ratio Pre-Piedmont 6/30/2012 VantageSouth 145.0% 35.5% Rowan * 87.1% 39.9% Crescent Financial 89.3% 39.1% ROAA Pre-Piedmont YTD 2012 VantageSouth (1.61%) 0.41% Rowan * (0.78%) 0.90% Crescent Financial (1.10%) 0.07%

Multiple avenues for strategic growth Strategic Acquisitions in Target Markets Continued Integration of Banking Franchise Mortgage Origination De Novo Branches Commercial and Retail Banking SBA Lending Platform Organic Initiatives Creating best-in-class SBA lending platform #2 in North Carolina in SBA lending Closed $20 million YTD through June 2012 Strong pipeline of C&I lending and growth in fee income Leveraging existing retail sales team to increase number of products and services with new and existing clients $56 million of originations YTD through June 2012 Opened branch in Fayetteville, NC in March 2012 Exploring other attractive de novo markets, including Jacksonville, NC Good cross-selling opportunities and fee income Adding originators and investing in the back office $57 million of originations YTD through June 2012 Whole bank acquisitions Branch acquisitions FDIC-assisted transactions

Strong performance vs all peer groups ▪ Using the most generally accepted metrics, we compare favorably across the board to three different sets of peers Source: SNL Financial per regulatory filings; Data as of or for the quarter ended 6/30/2012; Comparable Size Peers include AMNB, PEBK, FOFN, ECBE, FNSE, HPTB, FSBK, FFIS, CLBH, NSBC, NCBC Comparable Acquisition Platforms include: CBKN, FFCH, BNCN, PSTB, FBNC, SCBT, FCBC; Banking Competitors include: BBT, FCNCA, PSTB, PNC, NBBC, BNCN 4.29% 3.59% 4.07% 4.04% 3.00% 3.25% 3.50% 3.75% 4.00% 4.25% 4.50% Crescent / VantageSouth Pro Forma Comparable Size Peer Median Comparable Acquisition Platform Median Banking Competitor Median Net Interest Margin 21.5% 53.8% 51.3% 39.4% 0.0% 12.5% 25.0% 37.5% 50.0% 62.5% 75.0% Crescent / VantageSouth Pro Forma Comparable Size Peer Median Comparable Acquisition Platform Median Banking Competitor Median Texas Ratio 11.3% 8.0% 8.0% 7.4% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% Crescent / VantageSouth Pro Forma Comparable Size Peer Median Comparable Acquisition Platform Median Banking Competitor Median TCE / TA Ratio 3.6% 7.7% 3.0% 3.8% 0.0% 1.5% 3.0% 4.5% 6.0% 7.5% 9.0% Crescent / VantageSouth Pro Forma Comparable Size Peer Median Comparable Acquisition Platform Median Banking Competitor Median NPAs / Loans + OREO 11.6% 10.4% 10.0% 10.2% 0.0% 2.5% 5.0% 7.5% 10.0% 12.5% 15.0% Crescent / VantageSouth Pro Forma Comparable Size Peer Median Comparable Acquisition Platform Median Banking Competitor Median Tier 1 Leverage Ratio 81.3% 79.3% 85.5% 85.1% 75.0% 77.5% 80.0% 82.5% 85.0% 87.5% 90.0% Crescent / VantageSouth Pro Forma Comparable Size Peer Median Comparable Acquisition Platform Median Banking Competitor Median Loans / Deposits

Superior demographics Source: SNL Financial 2011 Median Household Income Projected Population Growth (2011 – 2016) $52,886 9.8%

Crescent Financial Bancshares – capital & asset quality

Tangible Common Equity / Tangible Assets (%)



Deal Announced 2/23/11
Deal Closed 12/27/11
14.00
11.00
8.00
5.00
2.00
5.65
4.95
4.77
4.66
11.86
11.99
11.79
11.26
2010Q4
2011Q1
2011Q2
2011Q3
2011Q4
2012Q1
2012Q2
CRFN/VS Pro Forma

Total Risk Based Capital Ratio (%)



18.00
16.00
14.00
12.00
10.00
12.57
12.01
11.92
11.69
15.27
15.98
15.98
15.17
2010Q4
2011Q1
2011Q2
2011Q3
2011Q4
2012Q1
2012Q2
CRFN/VS Pro Forma

NPAs / Loans + OREO (%)



12.00
9.00
6.00
3.00
0.00
7.84
9.97
9.18
10.15
5.71
3.99
3.78
3.62
2010Q4
2011Q1
2011Q2
2011Q3
2011Q4
2012Q1
2012Q2
CRFN/VS Pro Forma

Texas Ratio (%)



120.0
90.0
60.0
30.0
0.0
72.3
93.7
88.6
98.3
33.4
21.6
20.3
21.5
2010Q4
2011Q1
2011Q2
2011Q3
2011Q4
2012Q1
2012Q2
CRFN/VS Pro Forma

9

Source: SNL Financial

Crescent Financial Bancshares – financial performance


Net Interest Margin (%)
Deal Announced 2/23/11
Deal Closed 12/27/11
4.60
4.00
3.40
2.80
2.20
2.93
2.66
2.83
3.10
3.21
4.40
4.19
4.29
2010Q4
2011Q1
2011Q2
2011Q3
2011Q4
2012Q1
2012Q2
CRFN/VS Pro Forma


Noninterest Income / Avg. Assets (%)
1.00
0.80
0.60
0.40
0.20
0.59
0.39
0.45
0.54
0.64
0.71
0.84
0.91
2010Q4
2011Q1
2011Q2
2011Q3
2011Q4
2012Q1
2012Q2
CRFN/VS Pro Forma


Cost of Deposits (%)
2.50
2.00
1.50
1.00
0.50
2.03
1.85
1.75
1.57
1.14
0.69
0.69
0.68
2010Q4
2011Q1
2011Q2
2011Q3
2011Q4
2012Q1
2012Q2
CRFN/VS Pro Forma


Yield on Loans (%)
6.25
6.00
5.75
5.50
5.25
5.70
5.51
5.62
5.72
5.91
6.19
6.18
6.09
2010Q4
2011Q1
2011Q2
2011Q3
2011Q4
2012Q1
2012Q2
CRFN/VS Pro Forma

10

Source: SNL Financial

Crescent Financial Bancshares – loan portfolio over time Source: SNL Financial per regulatory filings Loan Composition (%) $759.3 $682.5 $653.6 $638.4 $618.8 $556.7 Total Loans ($mm) $519.1 $704.2 $511.5 23.6% 20.5% 20.2% 18.3% 18.3% 15.1% 13.9% 12.6% 11.5% 2.5% 2.6% 2.6% 2.5% 2.6% 2.6% 2.7% 2.1% 3.5% 25.1% 28.3% 28.4% 28.8% 29.3% 30.3% 29.9% 29.2% 27.1% 19.5% 19.6% 20.4% 21.1% 21.1% 22.6% 22.8% 24.1% 20.8% 14.3% 14.3% 13.9% 13.8% 13.7% 14.1% 13.8% 14.0% 16.7% 7.3% 7.0% 6.7% 7.4% 7.2% 7.1% 8.3% 9.2% 9.9% 7.7% 7.8% 7.9% 7.9% 7.8% 8.3% 8.6% 8.8% 10.6% 0%25%50%75%100%2009Q42010Q42011Q12011Q22011Q32011Q42012Q12012Q2CRFN/VSPro Forma Construction Multifamily Non-Owner Occ. CRE Owner Occ. CRE Residential R.E. Commercial & Industrial Consumer & Other

Crescent Financial Bancshares – funding over time Source: SNL Financial per regulatory filings Funding Composition (%) $724.5 $724.4 $725.2 $714.6 $686.2 $674.4 Total Deposits ($mm) $658.8 $866.6 $659.5 1.5% 1.1% 1.8% 1.5% 1.6% 2.4% 2.2% 1.9% 4.3% 3.7% 5.3% 5.5% 4.5% 5.1% 4.4% 4.2% 3.5% 5.4% 27.5% 33.4% 40.6% 34.9% 35.3% 47.7% 49.6% 52.5% 46.4% 32.4% 26.8% 32.7% 26.6% 25.5% 28.8% 38.5% 37.2% 36.7% 17.6% 16.3% 19.5% 15.9% 15.4% 16.8% 4.8% 4.8% 5.8% 17.2% 17.1% 16.3% 16.6% 17.1% 0.7% 0.0% 1.4% 0% 25% 50% 75% 100% 2009Q4 2010Q4 2011Q1 2011Q2 2011Q3 2011Q4 2012Q1 2012Q2 CRFN/VSPro Forma Demand Deposits NOW & Other Trans Accts MMDA & Savings Retail Certificates of Deposit Jumbo Certificates of Deposit FHLB Borrowings

Source: SNL Financial; Financial data as of the most recent quarter available; Market data as of 9/17/2012 13 High performing peers includes 13 banks with assets between $1.0 bn and $5.0 bn located in the Mid-Atlantic and Southeast regions with TCE / TA > 7.00%, Core ROAA > 0.85% and NPA / Loans & OREO < 4.00% Private equity backed peers includes 6 banks with prominent private equity ownership 4/30/12 5/28/12 6/25/12 7/23/12 8/20/12 9/17/12 $3.00 $4.00 $5.00 $6.00 $7.00 CRFN (+31.7%) Stock Price Performance Since 2012Q1 Earnings Release $3.98 Current Price: $5.24 Volume Weighted Avg. Price: $5.43 Avg. Daily Trading Volume 8,005 $43,473 Stock Price ($) Price / Tangible Book (x) Price / Tangible Book Value (x)